Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of GMO Trust of our reports dated April 25, 2018, relating to the financial statements and financial highlights of GMO Benchmark-Free Allocation Fund, GMO Global Asset Allocation Fund, GMO Global Equity Allocation Fund, GMO Global Developed Equity Allocation Fund, GMO Quality Fund, GMO Climate Change Fund, GMO Resources Fund, GMO International Equity Allocation Fund, GMO International Developed Equity Allocation Fund, GMO International Equity Fund, GMO International Large/Mid Cap Equity Fund, GMO Tax-Managed International Equities Fund, GMO Foreign Small Companies Fund, GMO U.S. Equity Allocation Fund, GMO Emerging Markets Fund, GMO Emerging Domestic Opportunities Fund, GMO Core Plus Bond Fund, GMO Emerging Country Debt Fund, GMO Opportunistic Income Fund, GMO Risk Premium Fund, GMO SGM Major Markets Fund, GMO Alpha Only Fund, GMO Asset Allocation Bond Fund, GMO Benchmark-Free Fund, GMO Implementation Fund, GMO Special Opportunities Fund, GMO Strategic Opportunities Allocation Fund, and GMO U.S. Treasury Fund, which appear in the Annual Reports on Form N-CSR for the year ended February 28, 2018. We also consent to the references to us under the headings “Financial Highlights”, “Financial Statements”, “Investment Advisory and Other Services—Independent Registered Public Accounting Firm” and “Disclosure of Portfolio Holdings—Ongoing Arrangements to Make Portfolio Holdings Available” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
June 29, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the references to us in this Registration Statement on Form N-1A of GMO High Yield Fund and GMO Strategic Short-Term Fund, under the headings “Financial Statements”, “Investment Advisory and Other Services—Independent Registered Public Accounting Firm” and “Disclosure of Portfolio Holdings—Ongoing Arrangements to Make Portfolio Holdings Available” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
June 29, 2018